******************** PRELIMINARY INFORMATION ONLY **************************

                           Marketing Memorandum for
                    Vanderbilt Mortgage and Finance, Inc.,
               Manufactured Housing Contract, Senior/Subordinate
                   Pass-Through Certificates, Series 1999-B

 -----------------------------------------------------------------------------
 GROUP I CERTIFICATES:

 $[105,000,000] Class IA-1 Adjustable Rate Group Certificates - [1M LIBOR + TBD bps] $ [40,000,000] Class IA-2 Fixed Rate Group Certificates - [TBD] $ [63,000,000] Class IA-3 Fixed Rate Group Certificates - [TBD] $ [62,000,000] Class IA-4 Fixed Rate Group Certificates - [TBD] $ [27,000,000] Class IA-5 Fixed Rate Group Certificates - [TBD] $ [25,406,000] Class IA-6 Fixed Rate Group Certificates - [TBD] $ [28,934,000] Class IA-7 Fixed Rate Group Certificates - [TBD] $ [16,534,000] Class IM-1 Fixed Rate Group Certificates - [TBD] $ [16,534,000] Class IB-1 Fixed Rate Group Certificates - [TBD] $ [28,934,000] Class IB-2 Fixed Rate Group Certificates - [TBD]

 GROUP II CERTIFICATES:





$ [81,547,000] Class IIA-1  Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [11,349,000] Class IIB-1  Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 6,071,000] Class IIB-2  Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 6,598,000] Class IIB-3  Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
 -----------------------------------------------------------------------------



The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1999-B transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

 ******************** PRELIMINARY INFORMATION ONLY **************************
             Vanderbilt Mortgage and Finance, Inc., Series 1999-B

                          Preliminary Marketing Memo

Title of Securities:     VMF 1999-B, Class IA-1, Class IA-2, Class IA-3, Class
                         IA-4, Class IA-5, Class IA-6, Class IA-7, Class IM-1,
                         Class IB-1 and Class IB-2 Fixed Rate Group
                         Certificates and Class IIA-1, Class IIB-1, Class
                         IIB-2 and Class IIB-3 Adjustable Rate Group
                         Certificates

Seller:                  Vanderbilt Mortgage and Finance, Inc.

Servicer:                Vanderbilt Mortgage and Finance, Inc.

Trustee:                 The Chase Manhattan Bank

                                 CREDIT ENHANCEMENT

                                 ------------------
                                 1) Excess interest
                                 2) Over-Collateralization
                                 3) Cross-Collateralization
                                 4) Subordination
                                 5) Limited Guarantee of Clayton Homes, Inc.
                                    (Class I B-2 and Class II B-3 only)

Excess Interest:         Excess interest cashflows from each group will be
                         available as credit enhancement for the related group.

Overcollateralization:   The credit enhancement provisions of the Trust are
                         intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer) collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related
                         Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                         FIXED RATE CERTIFICATES

                         N/A

                         ADJUSTABLE RATE CERTIFICATES

                         Initial Deposit: [0.00%]      Target: [3.50%]

                         These O/C percentages are subject to step-downs beginning in month [61] if the Subordinate Class Principal distribution tests are met.

Cross-
Collateralization:       Excess spread from each of the two collateral groups,
                         if not needed to credit enhance its own group will be available to credit enhance the other group.


Subordination:                                                       GROUP I (Fixed)      GROUP II (Adjustable)
                                                                     ---------------      ---------------------

                         Class IA-1 - IA-6 + IIA-1  (AAA/AAA)           [22.00]%                [22.75]%
                         Class IA-7                 (AA/AA-)            [15.00]%                  N/A
                         Class II B-1               (AA-/AA-)             N/A                   [12.00]%
                         Class IM-1                 (A/A)               [11.00]%                  N/A
                         Class IB-1 + IIB-2         (BBB/BBB)           [ 7.00]%                 [6.25]%
                         Class IB-2 + IIB-3         (BBB/BBB)                                  [3.50]%

Class Sizes:                                                            GROUP I               GROUP II
                                                                        -------               --------
                         Class IA-1 - IA-6 + IIA-1  (AAA/AAA)           [78.00]%              [77.25]%
                         Class IA-7                 (AA/AA-)            [ 7.00]%                N/A
                         Class IIB-1                (AA-/AA-)             N/A                 [10.75]%
                         Class IM-1                 (A/A)               [ 4.00]%                N/A
                         Class IB-1 + IIB-2         (BBB/BBB)           [ 4.00]%              [ 5.75]%
                         Class 1B-2 + IIB-3         (BBB/BBB)           [ 7.00]%              [ 6.25]%
                         O/C                                              N/A                 [ 3.50]%

                         THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 ************************ PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-B
                          Preliminary Marketing Memo

------------------------------------------------------------------------------
                               Fixed-Rate Group

               Class        Class      Class      Class       Class       Class       Class      Class       Class      Class
               I A-1        I A-2      I A-3      I A-4       I A-5       I A-6       I A-7      I M-1       I B-1      I B-2

Amount($000): [105,000,000 40,000,000 63,000,000  62,000,000  27,000,000  25,406,000  28,934,000  16,534,000  16,534,000 28,934,000]

Coupon:       [----------------------------------------------------TBD--------------------------------------------------------]

Approx. Price:[----------------------------------------------------TBD--------------------------------------------------------]

Yield(%):     [----------------------------------------------------TBD--------------------------------------------------------]

Spread (bps): [----------------------------------------------------TBD--------------------------------------------------------]

Avg Life
To Call:      [0.833       2.123      3.236       5.016       7.391       9.730       11.679      8.654       6.057      10.138  ]

Avg Life
To Mat.:      [0.833       2.123      3.236       5.016       7.391       9.730       14.281      9.347       6.057      13.037  ]

1st Prin Pymt:
  To 10% Call: [06/07/1999 02/07/2001 12/07/2001 06/07/2003  11/07/2005  11/07/2007  09/07/2010  06/07/2004  06/07/2004 09/07/2006]

Last Prin Pmt
  To 10% Call: [02/07/2001 12/07/2001 06/07/2003 11/07/2005  11/07/2007  09/07/2010  02/07/2011  02/07/2011  09/07/2006 02/07/2011]

Last Prin Pmt
  To Mat.:     [02/07/2001 12/07/2001 06/07/2003 11/07/2005  11/07/2007 09/07/2010 10/07/2017  10/07/2017 09/07/2006 12/07/2027]

Stated Mat:    [10/07/2006 11/07/2008 03/07/2013 04/07/2018  06/07/2021 08/07/2024 07/07/2029  07/07/2029 01/07/2016 07/07/2029]

Expected
Settlement:    [----------------------------------------------------[05/27/99] ----------------------------------------------]

Pymt Delay:    0 days          [-------------------------------------------6 days ----------------------------------------------]

Interest Pmt   Act/360      30/360       30/360     30/360      30/360      30/360     30/360      30/360     30/360     30/360
Basis:

Dated Date:    [05/27/99]   [----------------------------------------[05/01/99]----------------------------------------------]

Ratings:       [AAA/AAA     AAA/AAA    AAA/AAA     AAA/AAA     AAA/AAA     AAA/AAA     AA/AA-      A/A       BBB/BBB    BBB/BBB]
(S&P/Fitch)

Pricing Date:  [-------------------------------------------------------[TBD]-------------------------------------------------]



Prepayment Speed:   225% MHP

Total Group Size:   [$413,342,481.26]

Class IA-1 Pass
Through Rate:       The Class I A-1 Pass Through Rate will equal the lesser of
                    i) One Month LIBOR plus [TBD%] and ii) the weighted average gross coupon of the contracts less the 1.25% servicing fee.

Servicing Fee:      For as long as Vanderbilt is the servicer, the servicing
                    fee of [1.25]% per annum is subordinate to the Offered
                    Certificates on a monthly basis.

                           THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 *********************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-B
                          Preliminary Marketing Memo

Cashflow Priority:

  PRICING

  BASE CASE       CLASS I M-1 AND CLASS B DISTRIBUTION TEST IS MET:
                          1) Current interest and any previously unreimbursed
                             interest to Classes I A-1 - I A-6;
                          2) Senior percentage of principal payments
                             sequentially to Classes I A-1, I A-2, I A-3, I A-4, I A-5, and I A-6 until such class is reduced to zero;
                          3) Current interest and any previously unreimbursed
                             interest to Class I A-7 Certificates;
                          4) Senior percentage of principal payments to Class
                             I A-7 until such class is reduced to zero;
                          5) Current interest and any previously unreimbursed
                             interest to Class I M-1 Certificates;
                          6) Mezzanine percentage of principal payments to
                             Class I M-1 until such class is reduced to zero;
                          7) Current interest and any previously unreimbursed
                             interest to Class I B-1 Certificates;
                          8) Class I B percentage of principal payments to
                             Class I B-1 until such class is reduced to zero;
                          9) Current interest and any previously unreimbursed
                             interest to Class I B-2 Certificates;
                         10) Class I B percentage of principal payments to
                             Class I B-2 until such class is reduced to zero;
                         11) Excess cashflow to fund any Available Funds
                             shortfall with respect to the Group II
                             Certificates except the Net Funds Cap Carryover Amount;
                         12) Excess cashflow to the Class II A-1 to build O/C
                             for the Group II Certificates.
                         13) As long as Vanderbilt is the Servicer, any
                             remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                         14) Any remainder to the Class R Certificates.

                     ----------------------------------------------------------
                     |     |     |          |        |       |       |        |
                     |I A-1|I A-2|  I A-3   | I A-4  | I A-5 | I A-6 | I A-7  |
                     |     |     |          |        |       |       |        |

                     |-----|-----|----------|--------|-------|-------|--------|
                     |///////////////////|                                    |
                     |///////////////////|               I M-1                |

                     |///////////////////|----------------------------------- |
                     |///////////////////|     I B-1       |    I B-2         |

                     ----------------------------------------------------------
                              5 yrs

                    THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 ************************ PRELIMINARY INFORMATION ONLY ************************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-B
                          Preliminary Marketing Memo

Cashflow Priority:

                  CLASS I M-1 AND CLASS I B DISTRIBUTION TEST IS NOT MET:
                          1) Current interest and any previously unreimbursed
                             interest to Classes I A-1 - I A-6 Certificates;
                          2) 100% of principal payments sequentially to Classes
                              I A-1, I A-2, I A-3, I A-4, I A-5, and I A-6
                              until such class is reduced to zero;
                           3) Current interest and any previously unreimbursed
                              interest to Class I A-7 Certificates;
                           4) 100% of principal payments to Class I A-7 until
                              such Class is reduced to zero;
                           5) Current interest and any previously unreimbursed
                              interest to Class I M-1 Certificates;
                           6) 100% of principal payments to Class I M-1 until
                              such Class is reduced to zero;
                           7) Current interest and any previously unreimbursed
                              interest to Class I B-1 Certificates;
                           8) 100% of principal payments to Class I B-1 until
                              such Class is reduced to zero;
                           9) Current interest and any previously unreimbursed
                              interest to Class I B-2 Certificates;
                          10) 100% of principal payments to Class I B-2 until
                              such Class is reduced to zero;
                          11) Excess cashflow to fund any Available Funds
                              shortfall with respect to the Group II
                              Certificates except the Net Funds Cap Carryover Amount;
                          12) Excess cashflow to the Class II A-1 to build O/C
                              for the Group II Certificates.
                          13) So long as Vanderbilt is the Servicer, any
                              remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                          14) Any remainder to the Class R Certificates.


       ---------------------------------------------------------------------------------
        |       |       |       |       |       |       |       |       |       |       |
        |       |       |       |       |       |       |       |       |       |       |
        | I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I A-6 | I A-7 | I M-1 | I B-1 | I B-2 |
        |       |       |       |       |       |       |       |       |       |       |

        |-------|-------|-------|-------|-------|-------|-------|-------|-------|------ |


Class I B Distribution

Test:    THE CLASS I M-1 AND CLASS I B DISTRIBUTION IS MET IF:
         1)  Remittance Date is on or after June 2004
         2) Class I M-1 Percentage plus Class I B Percentage is at least [26.250] % (which is 1.75 times the sum of the original Class I M-1 Percentage and the original Class I B
             Percentage).
         3) Cumulative Realized Losses do not exceed [7]% for year 2004, [8]% for year 2005, and [9]%
             for year 2006 and beyond of the Original
             Principal Balance of the Contracts
         4) Current Realized Loss Ratio does not exceed [2.75]%
         5) Average 60 Day Delinquency Ratio does not exceed [5]%
         6) Average 30 Day Delinquency Ratio does not exceed [7]%
         7) Class I B-2 Principal Balance must not be less than
            [$8,266,849.63] (which represents approximately 2% of the Total Original Group I Pool Principal Balance).

            THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

************************ PRELIMINARY INFORMATION ONLY *************************
             Vanderbilt Mortgage and Finance, Inc., Series 1999-B
                          Preliminary Marketing Memo

------------------------------------------------------------------------------
                              Adjustable-Rate Certificates

                          Class            Class             Class             Class
                          II A-1           II B-1            II B-2            II B-3

-----------------------------------------------------------------------------------------

Amount(000):             [81,547,000       11,349,000        6,071,000         6,598,000]

Coupon:                  [-----------------------------TBD-------------------------------]

Approx. Price:           [-----------------------------TBD-------------------------------]

Avg Life
To Call:                 [3.66 7          5.862              8.336             11.359]

Avg Life
To Mat:                  [3.798           5.862              8.336             12.839]

1st Prin Pymt:
  To 10% Call:           [06/07/1999      06/07/2004         06/07/2006        05/07/2009]

Last Prin Pmt
  To 10% Call:           [02/07/2011      06/07/2006         05/07/2009        02/07/2011]

Last Prin Pmt
  To Mat.:               [04/07/2015      06/07/2006         05/07/2009        07/07/2016]

Stated Maturity:         [07/07/2029      05/07/2015         06/07/2016        07/07/2029]

Expected Settlement:     [------------------------05/27/99-------------------------]

Pymt Delay:              0 Days           0 Days             0 Days            0 Days

Dated Date:              [05/27/99]       [05/27/99]         [05/27/99]        [05/27/99]

Rating:  (S&P/Fitch)     [AAA/AAA         AA-/AA-            BBB/BBB           BBB/BBB]

Pricing Date:            [-----------------------[TBD]--------------------------]

Prepayment Speed:        250% MHP

Total Group Size:        [$105,565,830.29]

Group II Pass
Through Rate:            The Group II Pass Through Rate will equal the lesser
                         of i) One Month LIBOR plus [TBD%] and ii) the Net
                         Funds Cap as described herein.

                         Coupon Step up: If the 10% Clean-Up Call is not exercised, the coupon on the Class Adjustable Rate Certificates :
                          IIA-1 - shall increase to [2x] the respective margin IIB-1 - shall increase by an additional [50 BP] IIB-2
                          - shall increase by an additional [50 BP] IIB-3 - shall increase by an additional [50 BP]

Net Funds Cap:           The difference between the a) collateral WAC and b)
                         the the sum of i) if the OC is less than its target, [0.75]% spread cushion, and ii) if the Company is no longer the Servicer, [1.25]%.

Net Funds Cap
Carryover:               If on any Payment Date the Group II Certificate
                         interest distribution amount is less than the Group
                         II Pass-Through Rate (which is subject to a maximum equal to the Weighted Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next
                         Payment Date until paid.

                         THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 *********************** PRELIMINARY INFORMATION ONLY ************************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-B
                          Preliminary Marketing Memo

Cashflow Priority:

  PRICING
  BASE CASE       CLASS II B DISTRIBUTION TEST IS MET:

                         1) Current interest and any previously unreimbursed interest to Class II A-1 Certificates (subject to the Net Funds Cap);
                         2) Senior percentage of principal payments to Class
                            II A-1 until such class is reduced to zero;
                         3) Current interest and any previously unreimbursed
                            interest to Class II B-1 Certificates;
                         4) Class II B percentage of principal payments to
                            Class II B-1 until such class is reduced to zero;
                         5) Current interest and any previously unreimbursed
                            interest to Class II B-2 Certificates;
                         6) Class II B percentage of principal payments to
                            Class II B-2 until such class is reduced to zero;
                         7) Current interest and any previously unreimbursed
                            interest to Class II B-3 Certificates;
                         8) Class II B percentage of principal payments to
                            Class II B-3 until such class is reduced to zero;
                         9) Excess cashflow to fund any Available Funds
                            shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                        10) Excess cashflow to the Class II A-1 to build O/C.
                        11) So long as Vanderbilt is the Servicer, any
                            remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                        12) Any remainder to the Class R Certificates.

                  ------------------------------------------------------
                  |                                                     |
                  |                          II A-1                     |
                  |                                                     |
                  |-----------------------------------------------------|
                  |/////////////|                |            |         |
                  |/////////////|                |            |         |
                  |/////////////|   II B-1       |   II B-2   |  II B-3 |
                  |/////////////|----------------|------------|---------|
                        5 yrs

                         THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 ************************ PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-B
                          Preliminary Marketing Memo

                  CLASS II B DISTRIBUTION TEST IS NOT MET:
                          1) Current interest and any previously unreimbursed
                             interest to Classes II A-1 Certificates;
                          2) 100% of principal payments sequentially to Class
                             II A-1 until such class is reduced to zero; 3) Current interest and any previously unreimbursed interest to Class II B-1 Certificates;
                          4) 100% of principal payments to Class II B-1 until
                             such Class is reduced to zero;
                          5) Current interest and any previously unreimbursed
                             interest to Class II B-2 Certificates;
                          6) 100% of principal payments to Class II B-2 until
                             such Class is reduced to zero;
                          7) Excess cashflow to fund any Available Funds
                             shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                          8) Excess cashflow to the Class II A-1 to build O/C.
                          9) So long as Vanderbilt is the Servicer, any
                             remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                         10) Any remainder to the Class R Certificates.

         -----------------------------------------------------------------
         |                                       |       |       |       |
         |                                       |       |       |       |
         |             II A-1                    | II B-1| II B-2| II B-3|
         |                                       |       |       |       |
         |---------------------------------------|-------|-------|-------|


Class II B Distribution

Test:             The Class II B Distribution Test is met if
                          1)  Remittance Date is on or after June 2004
                          2)  Class II B Percentage + O/C is at least  [50.0%]
                          3) Cumulative Realized Losses do not exceed [7]%for year 2004 , [8]% for year 2005 , and [9]% for year 2006 and beyond of the Original Principal Balance of the Contracts
                          4)  Current Realized Loss Ratio does not exceed
                              [2.75]%
                          5)  Average 60 Day Delinquency Ratio does
                              not exceed [5]%
                          6)  Average 30 Day Delinquency
                              Ratio does not exceed [7]%
                          7) Sum of Class II B-3 Principal Balance + O/C must not be less than [$2,111,316.61] (which represents approximately 2% of the Total
                              Original Group II Pool Principal Balance).

                           THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

************************* PRELIMINARY INFORMATION ONLY ************************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-B
                          Preliminary Marketing Memo

Cleanup Call:              The Servicer may call the Certificates at par plus
                           accrued interest after the aggregate remaining pool balance of both Groups is less than 10% of the Cut-off Date pool principal balance.

Payment Date:              The 7th day of each month or, if such day is not a
                           business day, the next succeeding business day, beginning in June, 1999.

Interest Accrual:          Interest will accrue from the 1st day of the
                           preceding month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I
                           A-6, I A-7, I M-1, I B-1 and I B-2 certificates.
                           For the Class I A-1 certificates and the Group II
                           Certificates, interest will accrue from the 7th day of the preceeding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first
                           Payment Date for the class I A-1 certificates and the Group II Certificates. For the Class I A-1 certificates, and the Group II Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.

ERISA Considerations:      The Class I A-1, I A-2, I A-3, I A-4, I A-5 and I
                           A-6 Certificates and the Class II A-1 will be ERISA eligible. The Class I A-7, Class I M-1, I B-1 and I
                           B-2 Certificates and the Class II B-1, II B-2, and
                           II B-3 are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations: The Class II A-1 and II B-1 Certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 "SMMEA".

                               Group I                 Group II

Type of Collateral:       [       FIXED                     ARM             ]
Amount                    [  $413,342,481.26          $105,565,830.29       ]
Avg Unpaid Balance:       [       $31,228.66               $35,700.31       ]
Max Original Balance:     [      $250,321.36              $123,179.00       ]
WAC:                      [           10.446%                  10.716%      ]
WAC Range:                [ 7.000% -  18.000%        7.990% -  18.500%      ]
WAM:                      [          242.455                  217.281       ]
WA Orig Term              [          261.873                  217.939       ]
WALTV:                    [           87.365%                  86.574%      ]
New                       [            80.34%                   72.71%      ]
Used                      [            19.66%                   27.29%      ]
Single                    [            48.68%                   51.29%      ]
Multi                     [            50.80%                   48.71%      ]
Site Built                [             0.52%                    0.00%      ]






Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus")Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

                           THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 Projected Available Funds Cap of GROUP II:

 =========================================
 (GROSS COUPON - [75] bp CARVE-OUT, Using 30/360 Day Count)

 * Assuming VMF is the servicer

 DATE  COUPON

-------------
06/99   9.966
07/99   9.966
08/99   9.966
09/99   9.966
10/99   9.966
11/99   9.966
12/99   9.966
01/00   9.988
02/00   9.988
03/00  10.154
04/00  10.370
05/00  10.520
06/00  10.551
07/00  10.564
08/00  10.564
09/00  10.564
10/00  10.564
11/00  10.564
12/00  10.564
01/01  10.564
02/01  10.564
03/01  10.564
04/01  10.564
05/01  10.564
06/01  10.564































               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $105,000,000.00
  CURRENT COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $105,000,000.00       BOND IA1 DISCOUNT MARGIN ACT/360 TABLE
                                           ASSUMED CONSTANT LIBOR-1M 4.9138


           PRICING SPEED
                  225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE        250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/


     99-24        39.384      33.648      36.486      42.335      45.321      48.387
     99-24+       37.482      32.104      34.765      40.248      43.047      45.921
     99-25        35.580      30.562      33.045      38.162      40.773      43.456
     99-25+       33.679      29.019      31.325      36.076      38.500      40.991
     99-26        31.778      27.477      29.605      33.990      36.228      38.526
     99-26+       29.877      25.936      27.886      31.905      33.956      36.063
     99-27        27.977      24.394      26.167      29.820      31.685      33.600
     99-27+       26.077      22.853      24.449      27.736      29.414      31.137

     99-28        24.178      21.313      22.730      25.652      27.143      28.675
     99-28+       22.279      19.772      21.013      23.569      24.874      26.214
     99-29        20.381      18.232      19.296      21.486      22.604      23.753
     99-29+       18.483      16.693      17.579      19.404      20.336      21.293
     99-30        16.586      15.153      15.862      17.322      18.068      18.833
     99-30+       14.689      13.615      14.146      15.241      15.800      16.374
     99-31        12.792      12.076      12.430      13.160      13.533      13.915
     99-31+       10.896      10.538      10.715      11.080      11.266      11.457

    100-00         9.000       9.000       9.000       9.000       9.000       9.000
    100-00+        7.105       7.463       7.285       6.921       6.734       6.543
    100-01         5.210       5.925       5.571       4.842       4.469       4.087
    100-01+        3.315       4.389       3.858       2.763       2.205       1.631

First Payment      0.028       0.028       0.028       0.028       0.028       0.028
Average Life       0.833       1.036       0.925       0.758       0.694       0.638
Last Payment       1.694       2.111       1.944       1.611       1.444       1.361






























               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $40,000,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $40,000,000.00                BOND IA2 BE-YIELD TABLE
                                                      PREPAYMENT SPEED


           PRICING SPEED
                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/


     99-24         6.138       6.124       6.131       6.145       6.152       6.159
     99-24+        6.129       6.117       6.123       6.136       6.142       6.149
     99-25         6.121       6.110       6.116       6.127       6.133       6.139
     99-25+        6.113       6.104       6.109       6.118       6.123       6.128
     99-26         6.105       6.097       6.101       6.109       6.114       6.118
     99-26+        6.097       6.091       6.094       6.101       6.104       6.108
     99-27         6.089       6.084       6.087       6.092       6.095       6.097
     99-27+        6.081       6.077       6.079       6.083       6.085       6.087

     99-28         6.073       6.071       6.072       6.074       6.075       6.077
     99-28+        6.065       6.064       6.065       6.065       6.066       6.066
     99-29         6.057       6.057       6.057       6.057       6.056       6.056
     99-29+        6.049       6.051       6.050       6.048       6.047       6.046
     99-30         6.041       6.044       6.043       6.039       6.037       6.035
     99-30+        6.033       6.038       6.035       6.030       6.028       6.025
     99-31         6.025       6.031       6.028       6.021       6.018       6.015
     99-31+        6.017       6.024       6.021       6.013       6.008       6.004

    100-00         6.009       6.018       6.013       6.004       5.999       5.994
    100-00+        6.001       6.011       6.006       5.995       5.989       5.984
    100-01         5.992       6.005       5.999       5.986       5.980       5.973
    100-01+        5.984       5.998       5.991       5.977       5.970       5.963
    100-02         5.976       5.991       5.984       5.969       5.961       5.953
    100-02+        5.968       5.985       5.977       5.960       5.951       5.942
    100-03         5.960       5.978       5.969       5.951       5.942       5.932
    100-03+        5.952       5.972       5.962       5.942       5.932       5.922

    100-04         5.944       5.965       5.955       5.934       5.923       5.912
    100-04+        5.936       5.958       5.947       5.925       5.913       5.901
    100-05         5.928       5.952       5.940       5.916       5.904       5.891
    100-05+        5.920       5.945       5.933       5.907       5.894       5.881
    100-06         5.912       5.939       5.925       5.898       5.884       5.870
    100-06+        5.904       5.932       5.918       5.890       5.875       5.860
    100-07         5.896       5.925       5.911       5.881       5.865       5.850
    100-07+        5.888       5.919       5.904       5.872       5.856       5.840

First Payment      1.694       2.111       1.944       1.611       1.444       1.361
Average Life       2.123       2.623       2.348       1.932       1.770       1.632
Last Payment       2.528       3.111       2.778       2.278       2.111       1.944

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $63,000,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $63,000,000.00                BOND IA3 BE-YIELD TABLE
                                                      PREPAYMENT SPEED

           PRICING SPEED


                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24         6.358       6.349       6.353       6.362       6.367       6.371
     99-24+        6.352       6.345       6.348       6.356       6.360       6.364
     99-25         6.347       6.340       6.343       6.350       6.354       6.357
     99-25+        6.341       6.335       6.338       6.344       6.347       6.350
     99-26         6.336       6.331       6.333       6.338       6.341       6.343
     99-26+        6.330       6.326       6.328       6.332       6.334       6.336
     99-27         6.325       6.322       6.323       6.326       6.328       6.330
     99-27+        6.319       6.317       6.318       6.320       6.321       6.323

     99-28         6.314       6.312       6.313       6.314       6.315       6.316
     99-28+        6.308       6.308       6.308       6.308       6.308       6.309
     99-29         6.303       6.303       6.303       6.302       6.302       6.302
     99-29+        6.297       6.299       6.298       6.296       6.296       6.295
     99-30         6.292       6.294       6.293       6.290       6.289       6.288
     99-30+        6.286       6.290       6.288       6.284       6.283       6.281
     99-31         6.281       6.285       6.283       6.278       6.276       6.274
     99-31+        6.275       6.280       6.278       6.273       6.270       6.267

    100-00         6.270       6.276       6.273       6.267       6.263       6.260
    100-00+        6.264       6.271       6.268       6.261       6.257       6.253
    100-01         6.259       6.267       6.263       6.255       6.250       6.246
    100-01+        6.253       6.262       6.258       6.249       6.244       6.239
    100-02         6.248       6.258       6.253       6.243       6.238       6.232
    100-02+        6.242       6.253       6.248       6.237       6.231       6.225
    100-03         6.237       6.248       6.243       6.231       6.225       6.218
    100-03+        6.231       6.244       6.238       6.225       6.218       6.211

    100-04         6.226       6.239       6.233       6.219       6.212       6.205
    100-04+        6.220       6.235       6.228       6.213       6.205       6.198
    100-05         6.215       6.230       6.223       6.207       6.199       6.191
    100-05+        6.209       6.226       6.218       6.201       6.193       6.184
    100-06         6.204       6.221       6.213       6.195       6.186       6.177
    100-06+        6.199       6.216       6.208       6.189       6.180       6.170
    100-07         6.193       6.212       6.203       6.183       6.173       6.163
    100-07+        6.188       6.207       6.198       6.177       6.167       6.156

First Payment      2.528       3.111       2.778       2.278       2.111       1.944
Average Life       3.236       3.970       3.570       2.952       2.710       2.500
Last Payment       4.028       4.861       4.444       3.694       3.361       3.111

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $62,000,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $62,000,000.00                BOND IA4 BE-YIELD TABLE
                                                      PREPAYMENT SPEED


           PRICING SPEED

                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24         6.607       6.601       6.604       6.611       6.614       6.616
     99-24+        6.604       6.598       6.601       6.606       6.609       6.612
     99-25         6.600       6.595       6.597       6.602       6.605       6.607
     99-25+        6.596       6.592       6.594       6.598       6.600       6.602
     99-26         6.592       6.589       6.591       6.594       6.596       6.597
     99-26+        6.589       6.586       6.587       6.590       6.591       6.593
     99-27         6.585       6.583       6.584       6.586       6.587       6.588
     99-27+        6.581       6.580       6.580       6.582       6.582       6.583

     99-28         6.577       6.577       6.577       6.578       6.578       6.578
     99-28+        6.573       6.573       6.573       6.574       6.574       6.574
     99-29         6.570       6.570       6.570       6.569       6.569       6.569
     99-29+        6.566       6.567       6.567       6.565       6.565       6.564
     99-30         6.562       6.564       6.563       6.561       6.560       6.559
     99-30+        6.558       6.561       6.560       6.557       6.556       6.554
     99-31         6.555       6.558       6.556       6.553       6.551       6.550
     99-31+        6.551       6.555       6.553       6.549       6.547       6.545

    100-00         6.547       6.552       6.550       6.545       6.542       6.540
    100-00+        6.543       6.549       6.546       6.541       6.538       6.535
    100-01         6.540       6.546       6.543       6.536       6.534       6.531
    100-01+        6.536       6.543       6.539       6.532       6.529       6.526
    100-02         6.532       6.540       6.536       6.528       6.525       6.521
    100-02+        6.528       6.537       6.533       6.524       6.520       6.516
    100-03         6.525       6.534       6.529       6.520       6.516       6.512
    100-03+        6.521       6.530       6.526       6.516       6.511       6.507

    100-04         6.517       6.527       6.522       6.512       6.507       6.502
    100-04+        6.513       6.524       6.519       6.508       6.502       6.497
    100-05         6.510       6.521       6.516       6.504       6.498       6.493
    100-05+        6.506       6.518       6.512       6.500       6.494       6.488
    100-06         6.502       6.515       6.509       6.495       6.489       6.483
    100-06+        6.498       6.512       6.505       6.491       6.485       6.478
    100-07         6.495       6.509       6.502       6.487       6.480       6.474
    100-07+        6.491       6.506       6.498       6.483       6.476       6.469

First Payment      4.028       4.861       4.444       3.694       3.361       3.111
Average Life       5.016       6.419       5.645       4.516       4.129       3.818
Last Payment       6.444       8.194       7.278       5.694       4.944       4.611

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $27,000,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $27,000,000.00                BOND IA5 BE-YIELD TABLE
                                                      PREPAYMENT SPEED

           PRICING SPEED
                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24         6.880       6.876       6.878       6.883       6.885       6.888
     99-24+        6.877       6.874       6.876       6.880       6.882       6.885
     99-25         6.875       6.872       6.873       6.877       6.879       6.881
     99-25+        6.872       6.869       6.871       6.873       6.875       6.877
     99-26         6.869       6.867       6.868       6.870       6.872       6.874
     99-26+        6.866       6.865       6.865       6.867       6.869       6.870
     99-27         6.864       6.862       6.863       6.864       6.865       6.866
     99-27+        6.861       6.860       6.860       6.861       6.862       6.862

     99-28         6.858       6.858       6.858       6.858       6.858       6.859
     99-28+        6.855       6.855       6.855       6.855       6.855       6.855
     99-29         6.853       6.853       6.853       6.852       6.852       6.851
     99-29+        6.850       6.851       6.850       6.849       6.848       6.848
     99-30         6.847       6.848       6.848       6.846       6.845       6.844
     99-30+        6.844       6.846       6.845       6.843       6.842       6.840
     99-31         6.841       6.844       6.843       6.840       6.838       6.837
     99-31+        6.839       6.841       6.840       6.837       6.835       6.833

    100-00         6.836       6.839       6.838       6.834       6.832       6.829
    100-00+        6.833       6.837       6.835       6.831       6.828       6.825
    100-01         6.830       6.834       6.832       6.828       6.825       6.822
    100-01+        6.828       6.832       6.830       6.825       6.822       6.818
    100-02         6.825       6.830       6.827       6.822       6.818       6.814
    100-02+        6.822       6.827       6.825       6.819       6.815       6.811
    100-03         6.819       6.825       6.822       6.816       6.811       6.807
    100-03+        6.817       6.823       6.820       6.813       6.808       6.803

    100-04         6.814       6.820       6.817       6.810       6.805       6.800
    100-04+        6.811       6.818       6.815       6.807       6.801       6.796
    100-05         6.808       6.816       6.812       6.804       6.798       6.792
    100-05+        6.805       6.813       6.810       6.801       6.795       6.788
    100-06         6.803       6.811       6.807       6.798       6.791       6.785
    100-06+        6.800       6.809       6.805       6.795       6.788       6.781
    100-07         6.797       6.806       6.802       6.791       6.785       6.777
    100-07+        6.794       6.804       6.800       6.788       6.781       6.774

First Payment      6.444       8.194       7.278       5.694       4.944       4.611
Average Life       7.391       9.283       8.287       6.568       5.800       5.148
Last Payment       8.444      10.444       9.361       7.528       6.694       5.944

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $25,406,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $25,406,000.00                BOND IA6 BE-YIELD TABLE
                                                      PREPAYMENT SPEED

           PRICING SPEED
                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24         7.117       7.115       7.116       7.119       7.120       7.122
     99-24+        7.115       7.113       7.114       7.116       7.118       7.120
     99-25         7.113       7.111       7.112       7.114       7.115       7.117
     99-25+        7.110       7.109       7.110       7.111       7.112       7.114
     99-26         7.108       7.107       7.107       7.109       7.110       7.111
     99-26+        7.106       7.105       7.105       7.106       7.107       7.108
     99-27         7.103       7.103       7.103       7.104       7.104       7.105
     99-27+        7.101       7.101       7.101       7.101       7.102       7.102

     99-28         7.099       7.099       7.099       7.099       7.099       7.099
     99-28+        7.097       7.097       7.097       7.097       7.096       7.096
     99-29         7.094       7.095       7.095       7.094       7.094       7.093
     99-29+        7.092       7.093       7.092       7.092       7.091       7.091
     99-30         7.090       7.091       7.090       7.089       7.088       7.088
     99-30+        7.087       7.089       7.088       7.087       7.086       7.085
     99-31         7.085       7.087       7.086       7.084       7.083       7.082
     99-31+        7.083       7.085       7.084       7.082       7.080       7.079

    100-00         7.081       7.083       7.082       7.079       7.078       7.076
    100-00+        7.078       7.081       7.080       7.077       7.075       7.073
    100-01         7.076       7.079       7.078       7.074       7.072       7.070
    100-01+        7.074       7.077       7.075       7.072       7.070       7.067
    100-02         7.071       7.075       7.073       7.069       7.067       7.064
    100-02+        7.069       7.073       7.071       7.067       7.065       7.062
    100-03         7.067       7.071       7.069       7.065       7.062       7.059
    100-03+        7.065       7.069       7.067       7.062       7.059       7.056

    100-04         7.062       7.067       7.065       7.060       7.057       7.053
    100-04+        7.060       7.065       7.063       7.057       7.054       7.050
    100-05         7.058       7.063       7.061       7.055       7.051       7.047
    100-05+        7.056       7.061       7.058       7.052       7.049       7.044
    100-06         7.053       7.059       7.056       7.050       7.046       7.041
    100-06+        7.051       7.057       7.054       7.047       7.043       7.038
    100-07         7.049       7.055       7.052       7.045       7.041       7.036
    100-07+        7.046       7.053       7.050       7.042       7.038       7.033

First Payment      8.444      10.444       9.361       7.528       6.694       5.944
Average Life       9.730      11.939      10.775       8.772       7.890       7.056
Last Payment      11.278      13.361      12.444      10.278       9.278       8.361

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $28,934,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $28,934,000.00                BOND IA7 BE-YIELD TABLE
                                                      PREPAYMENT SPEED

           PRICING SPEED
                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24         7.362       7.360       7.361       7.363       7.363       7.364
     99-24+        7.360       7.359       7.359       7.360       7.361       7.362
     99-25         7.358       7.357       7.357       7.358       7.359       7.359
     99-25+        7.356       7.355       7.355       7.356       7.357       7.357
     99-26         7.354       7.353       7.353       7.354       7.354       7.355
     99-26+        7.352       7.351       7.351       7.352       7.352       7.352
     99-27         7.350       7.349       7.349       7.350       7.350       7.350
     99-27+        7.348       7.347       7.347       7.348       7.348       7.348

     99-28         7.345       7.345       7.345       7.345       7.346       7.346
     99-28+        7.343       7.344       7.343       7.343       7.343       7.343
     99-29         7.341       7.342       7.342       7.341       7.341       7.341
     99-29+        7.339       7.340       7.340       7.339       7.339       7.339
     99-30         7.337       7.338       7.338       7.337       7.337       7.336
     99-30+        7.335       7.336       7.336       7.335       7.334       7.334
     99-31         7.333       7.334       7.334       7.333       7.332       7.332
     99-31+        7.331       7.332       7.332       7.331       7.330       7.329

    100-00         7.329       7.330       7.330       7.328       7.328       7.327
    100-00+        7.327       7.328       7.328       7.326       7.326       7.325
    100-01         7.325       7.327       7.326       7.324       7.323       7.322
    100-01+        7.323       7.325       7.324       7.322       7.321       7.320
    100-02         7.321       7.323       7.322       7.320       7.319       7.318
    100-02+        7.319       7.321       7.320       7.318       7.317       7.315
    100-03         7.317       7.319       7.318       7.316       7.314       7.313
    100-03+        7.315       7.317       7.316       7.314       7.312       7.311

    100-04         7.313       7.315       7.314       7.311       7.310       7.308
    100-04+        7.311       7.313       7.312       7.309       7.308       7.306
    100-05         7.309       7.312       7.310       7.307       7.306       7.304
    100-05+        7.307       7.310       7.308       7.305       7.303       7.301
    100-06         7.305       7.308       7.306       7.303       7.301       7.299
    100-06+        7.303       7.306       7.304       7.301       7.299       7.297
    100-07         7.301       7.304       7.302       7.299       7.297       7.295
    100-07+        7.299       7.302       7.300       7.297       7.294       7.292

First Payment     11.278      13.361      12.444      10.278       9.278       8.361
Average Life      11.679      13.361      12.444      10.964      10.293       9.662
Last Payment      11.694      13.361      12.444      11.028      10.444       9.944

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $16,534,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $16,534,000.00                BOND IM1 BE-YIELD TABLE
                                                      PREPAYMENT SPEED

           PRICING SPEED
                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24         7.623       7.622       7.623       7.624       7.624       7.625
     99-24+        7.621       7.620       7.620       7.621       7.622       7.622
     99-25         7.618       7.617       7.618       7.619       7.619       7.619
     99-25+        7.616       7.615       7.615       7.616       7.616       7.616
     99-26         7.613       7.612       7.613       7.613       7.613       7.614
     99-26+        7.610       7.610       7.610       7.611       7.611       7.611
     99-27         7.608       7.608       7.608       7.608       7.608       7.608
     99-27+        7.605       7.605       7.605       7.605       7.605       7.605

     99-28         7.603       7.603       7.603       7.603       7.603       7.603
     99-28+        7.600       7.600       7.600       7.600       7.600       7.600
     99-29         7.598       7.598       7.598       7.597       7.597       7.597
     99-29+        7.595       7.595       7.595       7.595       7.595       7.594
     99-30         7.592       7.593       7.593       7.592       7.592       7.592
     99-30+        7.590       7.590       7.590       7.589       7.589       7.589
     99-31         7.587       7.588       7.588       7.587       7.586       7.586
     99-31+        7.585       7.586       7.585       7.584       7.584       7.583

    100-00         7.582       7.583       7.583       7.582       7.581       7.581
    100-00+        7.579       7.581       7.580       7.579       7.578       7.578
    100-01         7.577       7.578       7.578       7.576       7.576       7.575
    100-01+        7.574       7.576       7.575       7.574       7.573       7.572
    100-02         7.572       7.573       7.573       7.571       7.570       7.570
    100-02+        7.569       7.571       7.570       7.568       7.568       7.567
    100-03         7.567       7.569       7.568       7.566       7.565       7.564
    100-03+        7.564       7.566       7.565       7.563       7.562       7.561

    100-04         7.561       7.564       7.563       7.560       7.559       7.559
    100-04+        7.559       7.561       7.560       7.558       7.557       7.556
    100-05         7.556       7.559       7.557       7.555       7.554       7.553
    100-05+        7.554       7.556       7.555       7.553       7.551       7.550
    100-06         7.551       7.554       7.552       7.550       7.549       7.548
    100-06+        7.549       7.551       7.550       7.547       7.546       7.545
    100-07         7.546       7.549       7.547       7.545       7.543       7.542
    100-07+        7.543       7.547       7.545       7.542       7.541       7.539

First Payment      5.028       5.028       5.028       5.028       5.028       5.028
Average Life       8.654       9.441       9.013       8.336       8.055       7.810
Last Payment      11.694      13.361      12.444      11.028      10.444       9.944


















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $16,534,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $16,534,000.00                BOND IB1 BE-YIELD TABLE
                                                      PREPAYMENT SPEED

           PRICING SPEED
                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24         8.831       8.830       8.830       8.831       8.831       8.831
     99-24+        8.827       8.827       8.827       8.827       8.828       8.828
     99-25         8.824       8.823       8.824       8.824       8.824       8.824
     99-25+        8.820       8.820       8.820       8.820       8.821       8.821
     99-26         8.817       8.817       8.817       8.817       8.817       8.817
     99-26+        8.813       8.813       8.813       8.813       8.814       8.814
     99-27         8.810       8.810       8.810       8.810       8.810       8.810
     99-27+        8.806       8.807       8.806       8.806       8.806       8.806

     99-28         8.803       8.803       8.803       8.803       8.803       8.803
     99-28+        8.800       8.800       8.800       8.799       8.799       8.799
     99-29         8.796       8.796       8.796       8.796       8.796       8.796
     99-29+        8.793       8.793       8.793       8.793       8.792       8.792
     99-30         8.789       8.790       8.789       8.789       8.789       8.789
     99-30+        8.786       8.786       8.786       8.786       8.785       8.785
     99-31         8.782       8.783       8.783       8.782       8.782       8.782
     99-31+        8.779       8.780       8.779       8.779       8.778       8.778

    100-00         8.775       8.776       8.776       8.775       8.775       8.775
    100-00+        8.772       8.773       8.772       8.772       8.771       8.771
    100-01         8.769       8.770       8.769       8.768       8.768       8.767
    100-01+        8.765       8.766       8.766       8.765       8.764       8.764
    100-02         8.762       8.763       8.762       8.761       8.761       8.760
    100-02+        8.758       8.759       8.759       8.758       8.757       8.757
    100-03         8.755       8.756       8.755       8.754       8.754       8.753
    100-03+        8.751       8.753       8.752       8.751       8.750       8.750

    100-04         8.748       8.749       8.749       8.747       8.747       8.746
    100-04+        8.744       8.746       8.745       8.744       8.743       8.743
    100-05         8.741       8.743       8.742       8.740       8.740       8.739
    100-05+        8.738       8.739       8.738       8.737       8.736       8.736
    100-06         8.734       8.736       8.735       8.733       8.733       8.732
    100-06+        8.731       8.733       8.732       8.730       8.729       8.728
    100-07         8.727       8.729       8.728       8.726       8.726       8.725
    100-07+        8.724       8.726       8.725       8.723       8.722       8.721

First Payment      5.028       5.028       5.028       5.028       5.028       5.028
Average Life       6.057       6.276       6.157       5.970       5.895       5.830
Last Payment       7.278       7.694       7.444       7.111       6.944       6.778


















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $28,934,000.00
          COUPON:  TBD                                    vmf99bf
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $28,934,000.00                BOND IB2 BE-YIELD TABLE
                                                      PREPAYMENT SPEED

           PRICING SPEED
                   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE         250.0%/     250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     96-10         9.370       9.337       9.354       9.386       9.401       9.415
     96-10+        9.368       9.335       9.352       9.383       9.398       9.413
     96-11         9.365       9.332       9.349       9.381       9.396       9.410
     96-11+        9.362       9.330       9.347       9.378       9.393       9.407
     96-12         9.360       9.328       9.344       9.375       9.390       9.405
     96-12+        9.357       9.325       9.342       9.373       9.388       9.402
     96-13         9.355       9.323       9.339       9.370       9.385       9.399
     96-13+        9.352       9.320       9.337       9.367       9.382       9.396

     96-14         9.350       9.318       9.334       9.365       9.380       9.394
     96-14+        9.347       9.316       9.332       9.362       9.377       9.391
     96-15         9.345       9.313       9.329       9.360       9.374       9.388
     96-15+        9.342       9.311       9.327       9.357       9.371       9.385
     96-16         9.340       9.309       9.324       9.354       9.369       9.383
     96-16+        9.337       9.306       9.322       9.352       9.366       9.380
     96-17         9.334       9.304       9.320       9.349       9.363       9.377
     96-17+        9.332       9.301       9.317       9.347       9.361       9.374

     96-18         9.329       9.299       9.315       9.344       9.358       9.372
     96-18+        9.327       9.297       9.312       9.341       9.355       9.369
     96-19         9.324       9.294       9.310       9.339       9.353       9.366
     96-19+        9.322       9.292       9.307       9.336       9.350       9.363
     96-20         9.319       9.289       9.305       9.334       9.347       9.361
     96-20+        9.317       9.287       9.302       9.331       9.345       9.358
     96-21         9.314       9.285       9.300       9.328       9.342       9.355
     96-21+        9.312       9.282       9.297       9.326       9.339       9.352

     96-22         9.309       9.280       9.295       9.323       9.337       9.350
     96-22+        9.307       9.277       9.292       9.321       9.334       9.347
     96-23         9.304       9.275       9.290       9.318       9.331       9.344
     96-23+        9.302       9.273       9.288       9.315       9.329       9.342
     96-24         9.299       9.270       9.285       9.313       9.326       9.339
     96-24+        9.297       9.268       9.283       9.310       9.323       9.336
     96-25         9.294       9.266       9.280       9.308       9.321       9.333
     96-25+        9.291       9.263       9.278       9.305       9.318       9.331

First Payment      7.278       7.694       7.444       7.111       6.944       6.778
Average Life      10.138      11.249      10.645       9.687       9.289       8.941
Last Payment      11.694      13.361      12.444      11.028      10.444       9.944

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $81,547,000.00
  CURRENT COUPON:  TBD                                    vmf99ba
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $81,547,000.00       BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE
                                          ASSUMED CONSTANT LIBOR-1M 4.9138

           PRICING SPEED
                  225.0%/     225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE        250.0%/     200.00%/    225.00%/    275.00%/    300.00%/    325.00%/

     99-24        30.944      29.882      30.385      31.572      32.287      33.115
     99-24+       30.446      29.451      29.922      31.035      31.706      32.481
     99-25        29.949      29.020      29.460      30.498      31.124      31.848
     99-25+       29.451      28.589      28.998      29.961      30.542      31.215
     99-26        28.954      28.158      28.535      29.425      29.961      30.582
     99-26+       28.457      27.728      28.073      28.889      29.380      29.949
     99-27        27.960      27.297      27.611      28.352      28.799      29.316
     99-27+       27.464      26.867      27.150      27.816      28.219      28.684

     99-28        26.967      26.437      26.688      27.281      27.638      28.051
     99-28+       26.471      26.007      26.227      26.745      27.058      27.419
     99-29        25.974      25.577      25.765      26.209      26.477      26.787
     99-29+       25.478      25.147      25.304      25.674      25.897      26.156
     99-30        24.982      24.717      24.843      25.139      25.318      25.524
     99-30+       24.487      24.288      24.382      24.604      24.738      24.893
     99-31        23.991      23.858      23.921      24.069      24.158      24.262
     99-31+       23.495      23.429      23.461      23.535      23.579      23.631

    100-00        23.000      23.000      23.000      23.000      23.000      23.000
    100-00+       22.505      22.571      22.540      22.466      22.421      22.369
    100-01        22.010      22.142      22.079      21.931      21.842      21.739
    100-01+       21.515      21.713      21.619      21.397      21.264      21.109
    100-02        21.020      21.285      21.159      20.864      20.685      20.479
    100-02+       20.525      20.856      20.699      20.330      20.107      19.849
    100-03        20.031      20.428      20.240      19.796      19.529      19.220
    100-03+       19.537      19.999      19.780      19.263      18.951      18.590

    100-04        19.042      19.571      19.321      18.730      18.373      17.961
    100-04+       18.548      19.143      18.861      18.197      17.796      17.332
    100-05        18.055      18.715      18.402      17.664      17.219      16.703
    100-05+       17.561      18.287      17.943      17.131      16.641      16.074
    100-06        17.067      17.860      17.484      16.599      16.064      15.446
    100-06+       16.574      17.432      17.025      16.066      15.488      14.818
    100-07        16.081      17.004      16.567      15.534      14.911      14.190
    100-07+       15.587      16.577      16.108      15.002      14.334      13.562

First Payment      0.028       0.028       0.028       0.028       0.028       0.028
Average Life       3.667       4.311       3.982       3.365       3.072       2.785
Last Payment      11.694      12.028      11.861      11.528      11.361      11.278

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $11,349,000.00
  CURRENT COUPON:  TBD                                    vmf99ba
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $11,349,000.00       BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE
                                           ASSUMED CONSTANT LIBOR-1M 4.9138

           PRICING SPEED
                  225.0%/     225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE        250.0%/     200.00%/    225.00%/    275.00%/    300.00%/    325.00%/

     99-24        49.928      49.643      49.845      49.910      49.877      49.839
     99-24+       49.619      49.352      49.542      49.603      49.572      49.536
     99-25        49.311      49.062      49.239      49.296      49.267      49.233
     99-25+       49.003      48.771      48.936      48.989      48.962      48.930
     99-26        48.695      48.481      48.633      48.681      48.656      48.628
     99-26+       48.386      48.190      48.330      48.374      48.351      48.325
     99-27        48.078      47.900      48.027      48.067      48.047      48.023
     99-27+       47.770      47.610      47.724      47.760      47.742      47.720

     99-28        47.462      47.320      47.421      47.453      47.437      47.418
     99-28+       47.154      47.029      47.118      47.147      47.132      47.115
     99-29        46.846      46.739      46.815      46.840      46.827      46.813
     99-29+       46.538      46.449      46.513      46.533      46.523      46.511
     99-30        46.231      46.159      46.210      46.226      46.218      46.208
     99-30+       45.923      45.869      45.907      45.920      45.913      45.906
     99-31        45.615      45.580      45.605      45.613      45.609      45.604
     99-31+       45.308      45.290      45.302      45.306      45.304      45.302

    100-00        45.000      45.000      45.000      45.000      45.000      45.000
    100-00+       44.692      44.710      44.698      44.694      44.696      44.698
    100-01        44.385      44.421      44.395      44.387      44.391      44.396
    100-01+       44.078      44.131      44.093      44.081      44.087      44.094
    100-02        43.770      43.841      43.791      43.775      43.783      43.792
    100-02+       43.463      43.552      43.489      43.468      43.479      43.491
    100-03        43.156      43.262      43.187      43.162      43.175      43.189
    100-03+       42.848      42.973      42.885      42.856      42.871      42.887

    100-04        42.541      42.684      42.583      42.550      42.567      42.586
    100-04+       42.234      42.394      42.281      42.244      42.263      42.284
    100-05        41.927      42.105      41.979      41.938      41.959      41.983
    100-05+       41.620      41.816      41.677      41.632      41.655      41.681
    100-06        41.313      41.527      41.375      41.326      41.351      41.380
    100-06+       41.006      41.238      41.074      41.021      41.048      41.079
    100-07        40.700      40.949      40.772      40.715      40.744      40.777
    100-07+       40.393      40.660      40.470      40.409      40.440      40.476

First Payment      5.028       5.028       5.028       5.111       5.111       5.111
Average Life       5.862       6.310       5.987       5.885       5.933       5.989
Last Payment       7.028       8.278       7.611       6.778       6.861       6.944

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $6,071,000.00
  CURRENT COUPON:  TBD                                    vmf99ba
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $6,071,000.00        BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE
                                          ASSUMED CONSTANT LIBOR-1M 4.9138

           PRICING SPEED
                 225.0%/     225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE       250.0%/     200.00%/    225.00%/    275.00%/    300.00%/    325.00%/

     99-24       238.979     238.560     238.764     239.186     239.282     239.244
     99-24+      238.730     238.338     238.529     238.924     239.014     238.978
     99-25       238.481     238.115     238.293     238.662     238.746     238.713
     99-25+      238.232     237.892     238.057     238.400     238.478     238.447
     99-26       237.983     237.669     237.822     238.139     238.210     238.182
     99-26+      237.734     237.447     237.587     237.877     237.942     237.916
     99-27       237.485     237.224     237.351     237.615     237.675     237.651
     99-27+      237.237     237.001     237.116     237.353     237.407     237.386

     99-28       236.988     236.779     236.881     237.092     237.139     237.120
     99-28+      236.739     236.556     236.645     236.830     236.872     236.855
     99-29       236.491     236.334     236.410     236.568     236.604     236.590
     99-29+      236.242     236.111     236.175     236.307     236.337     236.325
     99-30       235.994     235.889     235.940     236.045     236.069     236.060
     99-30+      235.745     235.667     235.705     235.784     235.802     235.795
     99-31       235.497     235.444     235.470     235.523     235.535     235.530
     99-31+      235.248     235.222     235.235     235.261     235.267     235.265

    100-00       235.000     235.000     235.000     235.000     235.000     235.000
    100-00+      234.752     234.778     234.765     234.739     234.733     234.735
    100-01       234.503     234.556     234.530     234.478     234.466     234.470
    100-01+      234.255     234.334     234.296     234.216     234.199     234.206
    100-02       234.007     234.112     234.061     233.955     233.932     233.941
    100-02+      233.759     233.890     233.826     233.694     233.665     233.676
    100-03       233.511     233.668     233.591     233.433     233.398     233.412
    100-03+      233.263     233.446     233.357     233.172     233.131     233.147

    100-04       233.015     233.224     233.122     232.912     232.864     232.883
    100-04+      232.767     233.002     232.888     232.651     232.597     232.618
    100-05       232.519     232.780     232.653     232.390     232.330     232.354
    100-05+      232.271     232.559     232.419     232.129     232.064     232.090
    100-06       232.024     232.337     232.185     231.869     231.797     231.826
    100-06+      231.776     232.115     231.950     231.608     231.530     231.561
    100-07       231.528     231.894     231.716     231.347     231.264     231.297
    100-07+      231.281     231.672     231.482     231.087     230.997     231.033

First Payment      7.028       8.278       7.611       6.778       6.861       6.944
Average Life       8.336       9.759       9.009       7.774       7.530       7.619
Last Payment       9.944      11.444      10.694       9.278       8.611       8.361

















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $6,598,000.00
  CURRENT COUPON:  TBD                                    vmf99ba
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $6,598,000.00         BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE
                                           ASSUMED CONSTANT LIBOR-1M 4.9138

           PRICING SPEED
                 225.0%/     225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE       250.0%/     200.00%/    225.00%/    275.00%/    300.00%/    325.00%/

     99-24       278.279     278.170     278.218     278.356     278.445     278.533
     99-24+      278.074     277.972     278.016     278.146     278.229     278.312
     99-25       277.869     277.773     277.815     277.936     278.013     278.091
     99-25+      277.664     277.575     277.614     277.726     277.798     277.870
     99-26       277.459     277.377     277.412     277.516     277.582     277.649
     99-26+      277.253     277.178     277.211     277.306     277.367     277.428
     99-27       277.048     276.980     277.010     277.096     277.152     277.207
     99-27+      276.843     276.782     276.809     276.886     276.936     276.986

     99-28       276.638     276.584     276.608     276.677     276.721     276.765
     99-28+      276.433     276.386     276.406     276.467     276.506     276.544
     99-29       276.229     276.188     276.205     276.257     276.290     276.324
     99-29+      276.024     275.990     276.004     276.048     276.075     276.103
     99-30       275.819     275.792     275.803     275.838     275.860     275.882
     99-30+      275.614     275.594     275.603     275.628     275.645     275.662
     99-31       275.409     275.396     275.402     275.419     275.430     275.441
     99-31+      275.205     275.198     275.201     275.209     275.215     275.220

    100-00       275.000     275.000     275.000     275.000     275.000     275.000
    100-00+      274.795     274.802     274.799     274.791     274.785     274.780
    100-01       274.591     274.604     274.599     274.581     274.570     274.559
    100-01+      274.386     274.407     274.398     274.372     274.355     274.339
    100-02       274.182     274.209     274.197     274.163     274.141     274.119
    100-02+      273.977     274.011     273.997     273.953     273.926     273.898
    100-03       273.773     273.814     273.796     273.744     273.711     273.678
    100-03+      273.569     273.616     273.596     273.535     273.496     273.458

    100-04       273.364     273.419     273.395     273.326     273.282     273.238
    100-04+      273.160     273.221     273.195     273.117     273.067     273.018
    100-05       272.956     273.024     272.994     272.908     272.853     272.798
    100-05+      272.752     272.826     272.794     272.699     272.638     272.578
    100-06       272.547     272.629     272.594     272.490     272.424     272.358
    100-06+      272.343     272.432     272.393     272.281     272.209     272.138
    100-07       272.139     272.234     272.193     272.072     271.995     271.918
    100-07+      271.935     272.037     271.993     271.864     271.781     271.698

First Payment      9.944      11.444      10.694       9.278       8.611       8.361
Average Life      11.359      11.993      11.708      10.962      10.538      10.149
Last Payment      11.694      12.028      11.861      11.528      11.361      11.278


















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

-------------------------------------------------------------------------------

     -  Vanderbilt 99B
     -  Cut Off Date of Tape is  4/26/99
     -  Fixed-rate
     -     $413,342,481.26
     -  Mortgage Summary Report

-------------------------------------------------------------------------------

Number of Mortgage Loans:                                  13,236

Aggregate Unpaid Principal Balance:               $413,342,481.26
Aggregate Original Principal Balance:             $436,602,851.23

Weighted Average Gross Coupon:                            10.446%
Gross Coupon Range:                             7.000% -  18.000%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $31,228.66
Average Original Principal Balance:                    $32,986.01

Maximum Unpaid Principal Balance:                     $250,017.00
Minimum Unpaid Principal Balance:                       $4,051.36

Maximum Original Principal Balance:                   $250,321.36
Minimum Original Principal Balance:                     $4,698.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         242.455
Stated Rem Term Range:                          33.000 -  360.000

Weighted Average Age :                                     19.419
Age Range:                                       0.000 -  132.000

Weighted Average Original Term:                           261.873
Original Term Range:                            36.000 -  360.000

Weighted Average Original LTV:                             87.365
Original LTV Range:                            16.864% - 100.000%

-------------------------------------------------------------------------------

Greatest Zip Code Concentration
Zip 76009      26 loans     $1,074,953.68    0.26%

New                          80.34%   $332,071,572
Used                         19.66%    $81,270,910


Multi-section                50.80%   $209,993,782
Single-section               48.68%   $201,201,153
Site Built                     .52%     $2,147,546


Not Parked                   72.42%   $299,344,769
Parked                       21.27%    $87,907,886
Site Built                     .52%     $2,147,546
Not available (21C)           5.79%    $23,942,279











               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

     Geographical Distribution of Manufactured Homes as of Origination -
                               Group I Contracts

                                                           Percentage of
                                        Aggregate          Cut-Off Date
                     Number of           Unpaid              Aggregate
                     Mortgage           Principal            Principal
     State             Loans             Balance              Balance

Alaska                     1                  40,265            0.01
Alabama                  459              12,848,410            3.11
Arkansas                 267               8,757,468            2.12
Arizona                  410              19,059,986            4.61
California                34               1,726,780            0.42
Colorado                 194               7,717,106            1.87
Connecticut                1                  74,500            0.02
Dist of Col                1                  13,553            0.00
Delaware                  40               1,363,132            0.33
Florida                  616              19,859,204            4.80
Georgia                  538              16,545,638            4.00
Iowa                      74               3,217,634            0.78
Idaho                      8                 386,919            0.09
Illinois                  91               3,404,338            0.82
Indiana                  114               3,236,693            0.78
Kansas                    63               2,545,974            0.62
Kentucky                 491              11,963,643            2.89
Louisiana                401              12,922,172            3.13
Maryland                  30                 843,825            0.20
Maine                      4                 274,337            0.07
Michigan                 235               8,710,155            2.11
Minnesota                 63               2,680,730            0.65
Missouri                 299               9,852,358            2.38
Mississippi              176               5,093,914            1.23
Montana                    4                 141,138            0.03
North Carolina          1921              58,047,783           14.04
North Dakota               4                 122,539            0.03
Nebraska                   1                  21,123            0.01
New Jersey                 8                 296,711            0.07
New Mexico               291               9,873,122            2.39
Nevada                    19               1,136,714            0.28
New York                  45               1,415,446            0.34
Ohio                     264               8,038,781            1.94
Oklahoma                 130               4,300,777            1.04
Oregon                    44               1,977,101            0.48
Pennsylvania              45               1,589,328            0.38
South Carolina          1450              41,903,051           10.14
South Dakota               1                  37,006            0.01
Tennessee               1102              28,587,994            6.92
Texas                   2447              77,568,986           18.77
Utah                       9                 373,955            0.09
Virginia                 672              18,520,517            4.48
Washington                26               1,179,188            0.29
Wisconsin                 63               2,450,656            0.59
West Virginia             69               2,285,107            0.55
Wyoming                   11                 336,722            0.08
--------------------------------------------------------------------------
Total...............   13236         $    413,342,481         100.00%
==========================================================================











               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

            Years of Origination of Contracts - Group I Contracts

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1982                            1            15,700          0.00
   1986                            1            18,387          0.00
   1988                            1             8,920          0.00
   1989                            1            12,717          0.00
   1990                            9           119,973          0.03
   1991                           16           283,942          0.07
   1992                           21           398,360          0.10
   1993                         2349        44,391,604         10.74
   1994                           11           239,778          0.06
   1995                           40         1,131,955          0.27
   1996                         3490       107,840,765         26.09
   1997                         1522        48,042,601         11.62
   1998                         1767        81,200,182         19.64
   1999                         4007       129,637,599         31.36
--------------------------------------------------------------------------
Total.................         13236      $413,342,481        100.00%
==========================================================================











































               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Distribution of Original Amounts - Group I Contracts

                                                                                   Percentage of
                                                                  Aggregate        Cut-Off Date
              Original                               Number of     Unpaid            Aggregate
            Mortgage Loan                            Mortgage     Principal          Principal
          Principal Balance                            Loans       Balance            Balance
 $      0.01   Balance = $  5,000.00                      1             4,693          0.00
 $  5,000.01   Balance = $ 10,000.00                    174         1,317,881          0.32
 $ 10,000.01   Balance = $ 15,000.00                    695         7,891,371          1.91
 $ 15,000.01   Balance = $ 20,000.00                  1,412        21,657,302          5.24
 $ 20,000.01   Balance = $ 25,000.00                  2,279        46,071,646         11.15
 $ 25,000.01   Balance = $ 30,000.00                  2,445        62,278,255         15.07
 $ 30,000.01   Balance = $ 35,000.00                  1,907        58,830,058         14.23
 $ 35,000.01   Balance = $ 40,000.00                  1,160        41,660,576         10.08
 $ 40,000.01   Balance = $ 45,000.00                    886        36,124,727          8.74
 $ 45,000.01   Balance = $ 50,000.00                    656        30,212,362          7.31
 $ 50,000.01   Balance = $ 55,000.00                    450        22,930,046          5.55
 $ 55,000.01   Balance = $ 60,000.00                    306        17,190,982          4.16
 $ 60,000.01   Balance = $ 65,000.00                    219        13,525,736          3.27
 $ 65,000.01   Balance = $ 70,000.00                    158        10,558,597          2.55
 $ 70,000.01   Balance = $ 75,000.00                    120         8,618,956          2.09
 $ 75,000.01   Balance = $ 80,000.00                     75         5,746,378          1.39
 $ 80,000.01   Balance = $ 85,000.00                     62         5,083,353          1.23
 $ 85,000.01   Balance = $ 90,000.00                     52         4,492,333          1.09
 $ 90,000.01   Balance = $ 95,000.00                     47         4,303,740          1.04
 $ 95,000.01   Balance = $100,000.00                     30         2,881,412          0.70
 $100,000.01   Balance = $105,000.00                     23         2,331,820          0.56
 $105,000.01   Balance = $110,000.00                     19         2,034,947          0.49
 $110,000.01   Balance = $115,000.00                     13         1,451,413          0.35
 $115,000.01   Balance = $120,000.00                     10         1,154,251          0.28
 $120,000.01   Balance = $125,000.00                     12         1,456,468          0.35
 $125,000.01   Balance = $130,000.00                      4           507,935          0.12
 $130,000.01   Balance = $135,000.00                      5           655,821          0.16
 $135,000.01   Balance = $140,000.00                      5           671,991          0.16
 $140,000.01   Balance = $145,000.00                      7           990,751          0.24
 $145,000.01   Balance = $150,000.00                      1           144,492          0.03
 $150,000.01   Balance = $155,000.00                      1           151,484          0.04
 $160,000.01   Balance = $165,000.00                      1           160,686          0.04
               Balance > $170,000.00                      1           250,017          0.06
-----------------------------------------------------------------------------------------
Total....................                              13236      $413,342,481        100.00%
=========================================================================================



       Distribution of Original Loan-to-Value Ratios - Group I Contracts

                                                          Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                444        9,731,971           2.35
From 61.000% to 65.999%          293        8,393,285           2.03
From 66.000% to 70.999%          364       12,006,748           2.90
From 71.000% to 75.999%          535       17,865,630           4.32
From 76.000% to 80.999%          933       30,465,649           7.37
From 81.000% to 85.999%         1559       49,880,740          12.07
From 86.000% to 90.999%         4890      142,999,708          34.60
From 91.000% to 100.000%        4218      141,998,751          34.35
--------------------------------------------------------------------------
Total....................      13236      $413,342,481        100.00%
==========================================================================


               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                Cut-off Date Contract Rate - Group I Contracts

                                                                Percentage of
                                               Aggregate        Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 6.001%  Gross Coupon =  7.000         80        7,315,823          1.77
 7.001%  Gross Coupon =  8.000        223       14,824,377          3.59
 8.001%  Gross Coupon =  9.000        839       42,626,300         10.31
 9.001%  Gross Coupon = 10.000       2401       89,638,230         21.69
10.001%  Gross Coupon = 11.000       4004      125,543,614         30.37
11.001%  Gross Coupon = 12.000       3687       93,414,936         22.60
12.001%  Gross Coupon = 13.000       1498       31,123,711          7.53
13.001%  Gross Coupon = 14.000        350        6,686,535          1.62
14.001%  Gross Coupon = 15.000        133        1,854,457          0.45
15.001%  Gross Coupon = 16.000         15          181,928          0.04
16.001%  Gross Coupon = 17.000          5          118,964          0.03
17.001%  Gross Coupon = 18.000          1           13,608          0.00

----------------------------------------------------------------------------
Total..........                      13236     $413,342,481        100.00%
============================================================================










               Remaining Months to Maturity - Group I Contracts

                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12  Rem Term =  72        896      10,533,976              2.55%
 72  Rem Term =  84        575       9,125,061              2.21%
 84  Rem Term = 120      2,078      42,134,171             10.19%
120  Rem Term = 156      1,049      24,335,656              5.89%
156  Rem Term = 180      1,113      30,512,726              7.38%
180  Rem Term = 240      3,250     101,018,901             24.44%
240  Rem Term = 300      1,549      60,152,996             14.55%
300  Rem Term = 360      2,726     135,528,995             32.79%
-------------------------------------------------------------------
Total............       13,236     413,342,481            100.00%
===================================================================














               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

               Distribution of Model Years - Group I Contracts

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1965                            1             6,888          0.00
   1966                            1            16,942          0.00
   1968                            1            57,052          0.01
   1970                            5            55,861          0.01
   1971                            9           157,164          0.04
   1972                           13           172,556          0.04
   1973                           10           192,824          0.05
   1974                           17           268,092          0.06
   1975                            9           132,379          0.03
   1976                           14           142,804          0.03
   1977                           23           318,307          0.08
   1978                           26           367,205          0.09
   1979                           52           771,957          0.19
   1980                           52           766,063          0.19
   1981                           56           832,893          0.20
   1982                           72           922,741          0.22
   1983                           90         1,246,919          0.30
   1984                          133         1,941,249          0.47
   1985                          147         2,119,166          0.51
   1986                          105         1,853,907          0.45
   1987                          118         1,961,141          0.47
   1988                          126         2,364,772          0.57
   1989                          143         2,788,473          0.67
   1990                          141         2,839,669          0.69
   1991                          201         4,066,434          0.98
   1992                          327         6,850,575          1.66
   1993                         1819        37,154,457          8.99
   1994                          612        14,904,467          3.61
   1995                          795        23,142,376          5.60
   1996                         2624        83,793,195         20.27
   1997                         2407        85,400,597         20.66
   1998                         1687        72,036,674         17.43
   1999                         1400        63,696,679         15.41
--------------------------------------------------------------------------
Total.................         13236      $413,342,481        100.00%
==========================================================================






















               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  Vanderbilt 99B
     -  Cut Off Date of Tape is  4/26/99
     -  Adjustable-rate
     -   $105,565,830.29

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,957

Index:                                       5 Yr. CMT, 1 Yr. CMT

Aggregate Unpaid Principal Balance:               $105,565,830.29
Aggregate Original Principal Balance:             $106,019,813.64

--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.716%
Gross Coupon Range:                             7.990% -  18.500%

Weighted Average Margin (Gross):                           5.995%
Gross Margin Range:                             3.030% -  13.540%

Weighted Average Life Cap (Gross):                        16.472%
Gross Life Cap Range:                          12.990% -  24.500%

Weighted Average Life Floor (Gross):                       5.995%
Gross Life Floor Range:                         3.030% -  13.540%

Average Unpaid Principal Balance:                      $35,700.31
Average Original Principal Balance:                    $35,853.84

Maximum Unpaid Principal Balance:                     $122,785.87
Minimum Unpaid Principal Balance:                       $4,146.05

Maximum Original Principal Balance:                   $123,179.00
Minimum Original Principal Balance:                     $4,383.02

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         217.281
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            0.657
Age Range:                                       0.000 -  131.000

Weighted Average Original Term:                           217.939
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             86.574
Original LTV Range:                            22.623% - 100.000%

Weighted Average Periodic Interest Cap:                    1.570%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  10.328
Months to Interest Roll Range:                           0 -   13

Weighted Average Interest Roll Frequency:                  11.996
Interest Frequency Range:                                6 -   12

--------------------------------------------------------------------------------
Greatest Zip Code Concentration
Zip 76208      26 loans     $827,602.59    0.78%

New               72.71%        $76,754,339
Used              27.29%        $28,811,491

Multi-section     48.71%        $51,418,196
Single-section    51.29%        $54,147,634

Not Parked        65.11%        $68,737,375
Parked            34.89%        $36,828,455

                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

      Geographical Distribution of Manufactured Homes as of Origination -
                              Group II Contracts

                                                            Percentage of
                                         Aggregate          Cut-Off Date
                      Number of           Unpaid              Aggregate
                      Mortgage           Principal            Principal
     State              Loans             Balance              Balance

Alabama                   45               1,382,504            1.31
Arkansas                  25                 783,361            0.74
Arizona                   15                 673,936            0.64
California                 1                  24,323            0.02
Colorado                  13                 443,351            0.42
Connecticut                1                  44,908            0.04
Dist of Col                1                  40,129            0.04
Delaware                   8                 357,283            0.34
Florida                  129               4,455,490            4.22
Georgia                   66               2,242,290            2.12
Illinois                   1                  22,975            0.02
Indiana                   18                 725,053            0.69
Kansas                     2                  58,951            0.06
Kentucky                 235               7,471,870            7.08
Louisiana                142               4,650,850            4.41
Maryland                   7                 286,553            0.27
Missouri                  21                 764,014            0.72
Mississippi               29                 952,772            0.90
North Carolina           549              22,030,257           20.87
New Jersey                 2                 104,183            0.10
New Mexico                17                 664,484            0.63
New York                   3                 161,932            0.15
Ohio                      14                 431,863            0.41
Oklahoma                  11                 410,086            0.39
Pennsylvania               5                 167,820            0.16
South Carolina           316              12,062,290           11.43
Tennessee                541              18,656,787           17.67
Texas                    533              17,665,749           16.73
Virginia                 192               7,324,540            6.94
West Virginia             15                 505,229            0.48
--------------------------------------------------------------------------
Total...............    2957         $    105,565,830         100.00%
==========================================================================







            Years of Origination of Contracts - Group II Contracts

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1988                            3            30,762          0.03
   1989                            2            33,671          0.03
   1996                            1             4,146          0.00
   1997                            1            25,471          0.02
   1998                           24         1,221,085          1.16
   1999                         2926       104,250,696         98.75
--------------------------------------------------------------------------
Total.................          2957      $105,565,830        100.00%
==========================================================================


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                       Distribution of Original Amounts - Group II Contracts

                                                                                   Percentage of
                                                                  Aggregate        Cut-Off Date
              Original                               Number of     Unpaid            Aggregate
            Mortgage Loan                            Mortgage     Principal          Principal
          Principal Balance                            Loans       Balance            Balance
 $      0.01   Balance = $  5,000.00                      1             4,263          0.00
 $  5,000.01   Balance = $ 10,000.00                     46           376,182          0.36
 $ 10,000.01   Balance = $ 15,000.00                    132         1,639,202          1.55
 $ 15,000.01   Balance = $ 20,000.00                    220         3,835,966          3.63
 $ 20,000.01   Balance = $ 25,000.00                    349         7,847,544          7.43
 $ 25,000.01   Balance = $ 30,000.00                    481        13,248,305         12.55
 $ 30,000.01   Balance = $ 35,000.00                    500        16,108,841         15.26
 $ 35,000.01   Balance = $ 40,000.00                    309        11,439,911         10.84
 $ 40,000.01   Balance = $ 45,000.00                    205         8,664,503          8.21
 $ 45,000.01   Balance = $ 50,000.00                    177         8,305,270          7.87
 $ 50,000.01   Balance = $ 55,000.00                    156         8,179,337          7.75
 $ 55,000.01   Balance = $ 60,000.00                    118         6,775,328          6.42
 $ 60,000.01   Balance = $ 65,000.00                     74         4,615,510          4.37
 $ 65,000.01   Balance = $ 70,000.00                     68         4,577,442          4.34
 $ 70,000.01   Balance = $ 75,000.00                     41         2,958,753          2.80
 $ 75,000.01   Balance = $ 80,000.00                     28         2,168,131          2.05
 $ 80,000.01   Balance = $ 85,000.00                     15         1,233,397          1.17
 $ 85,000.01   Balance = $ 90,000.00                     13         1,134,775          1.07
 $ 90,000.01   Balance = $ 95,000.00                      7           641,751          0.61
 $ 95,000.01   Balance = $100,000.00                      3           293,673          0.28
 $100,000.01   Balance = $105,000.00                      5           509,080          0.48
 $105,000.01   Balance = $110,000.00                      5           537,237          0.51
 $110,000.01   Balance = $115,000.00                      1           109,471          0.10
 $115,000.01   Balance = $120,000.00                      1           118,574          0.11
 $120,000.01   Balance = $125,000.00                      2           243,387          0.23
-----------------------------------------------------------------------------------------
Total....................                               2957      $105,565,830        100.00%
=========================================================================================







      Distribution of Original Loan-to-Value Ratios - Group I Contracts

                                                          Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                 90        2,535,885           2.40
From 61.000% to 65.999%           66        2,279,867           2.16
From 66.000% to 70.999%           78        3,106,405           2.94
From 71.000% to 75.999%          156        6,202,899           5.88
From 76.000% to 80.999%          212        8,360,353           7.92
From 81.000% to 85.999%          403       14,593,754          13.82
From 86.000% to 90.999%          916       32,073,041          30.38
From 91.000% to 100.000%        1036       36,413,626          34.49
--------------------------------------------------------------------------
Total....................       2957      $105,565,830        100.00%
==========================================================================





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                Cut-off Date Contract Rate - Group II Contracts

                                                                Percentage of
                                               Aggregate        Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 7.001%  Gross Coupon =  8.000        12          798,381          0.76
 8.001%  Gross Coupon =  9.000       132        6,722,814          6.37
 9.001%  Gross Coupon = 10.000       875       34,511,694         32.69
10.001%  Gross Coupon = 11.000       510       18,813,296         17.82
11.001%  Gross Coupon = 12.000      1053       34,316,418         32.51
12.001%  Gross Coupon = 13.000       244        6,847,303          6.49
13.001%  Gross Coupon = 14.000       122        3,390,068          3.21
14.001%  Gross Coupon = 15.000         8          159,100          0.15
18.001%  Gross Coupon = 19.000         1            6,756          0.01

----------------------------------------------------------------------------
Total..........                       2957     $105,565,830        100.00%
============================================================================











               Remaining Months to Maturity - Group II Contracts

                                                        Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12  Rem Term =  72         57         610,135              0.58%
 72  Rem Term =  84         91       1,434,059              1.36%
 84  Rem Term = 120        217       4,604,411              4.36%
120  Rem Term = 156        437      11,257,457             10.66%
156  Rem Term = 180        466      13,718,886             13.00%
180  Rem Term = 240      1,191      45,955,796             43.53%
240  Rem Term = 300        420      22,986,187             21.77%
300  Rem Term = 360         78       4,998,898              4.74%
-------------------------------------------------------------------
Total............        2,957   105,565,830                100.00%
===================================================================

















                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                       Distribution of Lifetime Floor - Group II Contracts

                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
          Life Floor                Loans     Balance              Balance

 3.001 Life Floor = 3.500             12       836,804              0.79
 3.501 Life Floor = 4.000             43     2,212,849              2.10
 4.001 Life Floor = 4.500            115     5,333,676              5.05
 4.501 Life Floor = 5.000            238    10,112,370              9.58
 5.001 Life Floor = 5.500            509    19,911,332             18.86
 5.501 Life Floor = 6.000            431    16,465,099             15.60
 6.001 Life Floor = 6.500            329    10,876,795             10.30
 6.501 Life Floor = 7.000            432    14,654,232             13.88
 7.001 Life Floor = 7.500            424    13,202,665             12.51
 7.501 Life Floor = 8.000            232     6,754,179              6.40
 8.001 Life Floor = 8.500             85     2,410,819              2.28
 8.501 Life Floor = 9.000             74     2,051,406              1.94
 9.001 Life Floor = 9.500             21       517,021              0.49
 9.501 Life Floor = 10.000             6       105,647              0.10
10.001 Life Floor = 10.500             4        83,465              0.08
11.001 Life Floor = 11.500             1        30,715              0.03
13.501 Life Floor = 14.000             1         6,756              0.01
--------------------------------------------------------------------------
Total.................              2957    $105,565,830        100.00%
==========================================================================





               Distribution of Lifetime Cap - Group II Contracts

                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
           Life CAP                 Loans     Balance              Balance

      Life CAP  = 0.000                 6       249,997              0.24
12.501 Life CAP = 13.000               1        41,544              0.04
13.001 Life CAP = 13.500               4       211,268              0.20
13.501 Life CAP = 14.000              25     1,261,222              1.19
14.001 Life CAP = 14.500              58     2,602,715              2.47
14.501 Life CAP = 15.000             176     7,608,545              7.21
15.001 Life CAP = 15.500             288    11,747,789             11.13
15.501 Life CAP = 16.000             600    23,285,151             22.06
16.001 Life CAP = 16.500             404    15,039,508             14.25
16.501 Life CAP = 17.000             217     7,108,491              6.73
17.001 Life CAP = 17.500             472    15,432,632             14.62
17.501 Life CAP = 18.000             419    13,123,436             12.43
18.001 Life CAP = 18.500             148     4,280,805              4.06
18.501 Life CAP = 19.000              39     1,125,505              1.07
19.001 Life CAP = 19.500              68     1,789,312              1.69
19.501 Life CAP = 20.000              23       536,917              0.51
20.001 Life CAP = 20.500               6        87,887              0.08
20.501 Life CAP = 21.000               1        14,532              0.01
21.001 Life CAP = 21.500               1        11,819              0.01
24.001 Life CAP = 24.500               1         6,756              0.01
--------------------------------------------------------------------------
Total.................              2957    $105,565,830        100.00%
==========================================================================


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                        Distribution of Gross Margin - Group II Contracts

                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
         Gross Margin               Loans     Balance              Balance

 3.001 Gross Margin = 3.500           12       836,804              0.79
 3.501 Gross Margin = 4.000           43     2,212,849              2.10
 4.001 Gross Margin = 4.500          115     5,333,676              5.05
 4.501 Gross Margin = 5.000          238    10,112,370              9.58
 5.001 Gross Margin = 5.500          509    19,911,332             18.86
 5.501 Gross Margin = 6.000          431    16,465,099             15.60
 6.001 Gross Margin = 6.500          329    10,876,795             10.30
 6.501 Gross Margin = 7.000          432    14,654,232             13.88
 7.001 Gross Margin = 7.500          424    13,202,665             12.51
 7.501 Gross Margin = 8.000          232     6,754,179              6.40
 8.001 Gross Margin = 8.500           85     2,410,819              2.28
 8.501 Gross Margin = 9.000           74     2,051,406              1.94
 9.001 Gross Margin = 9.500           21       517,021              0.49
 9.501 Gross Margin = 10.000           6       105,647              0.10
10.001 Gross Margin = 10.500           4        83,465              0.08
11.001 Gross Margin = 11.500           1        30,715              0.03
13.501 Gross Margin = 14.000           1         6,756              0.01
--------------------------------------------------------------------------
Total.................              2957    $105,565,830        100.00%
==========================================================================






                         NEXT INTEREST ROLLDATE

                                                     Percentage
                                                     of Cut-Off
                                  Aggregate             Date
     Next         Number of        Unpaid            Aggregate
     Roll         Mortgage        Principal          Principal
     Date           Loans          Balance            Balance

   05/01/99             3             $70,604           00.07
   06/01/99             1             $11,819           00.01
   08/01/99             4            $105,368           00.10
   09/01/99             3             $91,851           00.09
   11/01/99             7            $265,884           00.25
   12/01/99             6            $392,076           00.37
   01/01/00            23          $1,128,315           01.07
   02/01/00           628         $21,170,885           20.05
   03/01/00          1019         $35,349,364           33.49
   04/01/00           951         $35,129,048           33.28
   05/01/00           213          $8,327,235           07.89
   06/01/00            99          $3,523,381           03.34
-------------------------------------------------------------------------
Total........        2957        $105,565,830          100.00%
=========================================================================








                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

              Distribution of Periodic Cap - Group II Contracts

                                                           Percentage of
                                        Aggregate          Cut-Off Date
                        Number of        Unpaid              Aggregate
Periodic                Mortgage        Principal            Principal
  Cap                     Loans          Balance              Balance

  0.000                       6            249,997              0.24
  1.000                    1229         44,887,701             42.52
  2.000                    1722         60,428,132             57.24
--------------------------------------------------------------------------
Total.................     2957       $105,565,830            100.00%
==========================================================================













                                                  Index

--------------------------------------------------------------------


                                                      Total
                                  #      %           Current
                                 Loan   Pool         Balance

1 Yr. CMT                            6    .24         $249,997.27
5 Yr. CMT                        2,951  99.76     $105,315,833.02
--------------------------------------------------------------------
Total.....                       2,957 100.00%    $105,565,830.29
====================================================================



























                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

               Distribution of Model Years - Group II Contracts

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1967                            1             4,263          0.00
   1971                            1            18,137          0.02
   1972                            4            40,547          0.04
   1973                            1            12,987          0.01
   1974                            1            11,500          0.01
   1975                            3            35,671          0.03
   1976                            5            82,110          0.08
   1977                            3            36,262          0.03
   1978                            9           102,769          0.10
   1979                            5            51,473          0.05
   1980                            6            67,455          0.06
   1981                           10           167,415          0.16
   1982                           17           220,023          0.21
   1983                           30           493,892          0.47
   1984                           24           335,724          0.32
   1985                           37           573,562          0.54
   1986                           35           596,578          0.57
   1987                           24           383,991          0.36
   1988                           22           384,910          0.36
   1989                           30           562,156          0.53
   1990                           33           666,583          0.63
   1991                           39           862,301          0.82
   1992                           35           774,412          0.73
   1993                           60         1,428,684          1.35
   1994                           75         1,955,132          1.85
   1995                          120         3,555,870          3.37
   1996                          244         7,535,500          7.14
   1997                          196         6,956,884          6.59
   1998                          468        17,648,464         16.72
   1999                         1419        60,000,577         56.84
--------------------------------------------------------------------------
Total.................          2957      $105,565,830        100.00%
==========================================================================



























                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.